EXHIBIT 1-c



                                     FORM OF
                             UNDERWRITING AGREEMENT

                        MORGAN STANLEY CAPITAL TRUST [ ]

                               CAPITAL SECURITIES
     (Fully and unconditionally guaranteed, to the extent described herein, by Morgan Stanley)



                                                     _____________, 200_


To the Managers named in Schedule I hereto for the Underwriters named in Schedule II hereto


Ladies and Gentlemen:

     Morgan Stanley Capital Trust [ ], a statutory trust created under the Delaware Statutory Trust Act (the "Issuer Trust"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as managers (the "Managers"), the number of its capital securities identified in Schedule I hereto (the "Firm Capital Securities"). The Issuer Trust also proposes to issue and sell to the Underwriters not more than any additional number of Capital Securities identified in Schedule I hereto (the "Additional Capital Securities") if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Capital Securities granted to the Underwriters herein. The Firm Capital Securities and the Additional Capital Securities are hereinafter collectively referred to as the "Capital Securities." If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms "Underwriters" and "Managers" as used herein shall each be deemed to refer to such firm or firms.

     The Capital Securities will be guaranteed by Morgan Stanley, a Delaware corporation (the "Company"), to the extent described in the Time of Sale Prospectus (as defined below) with respect to distributions and amounts payable upon liquidation or redemption pursuant to a Capital Securities Guarantee Agreement, dated as of ____, 200_, and executed and delivered by the Company and The Bank of New York, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities (the "Guarantee").

     The Issuer Trust will use the proceeds from the sale of the Capital Securities and the sale of Common Securities (as defined below) to purchase from the Company an aggregate principal amount of its Junior Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures") equal to the aggregate liquidation amount of the Capital Securities and Common Securities. The Junior Subordinated Debentures will be issued under a Junior Subordinated Indenture dated as of October 1, 2004 between the Company and The Bank of New York, as trustee (the "Debt Securities Trustee") (as amended and supplemented to the date hereof, the


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"Junior Subordinated Debt Indenture"). The Company will be the holder of one hundred percent of the common securities representing undivided beneficial interests in the assets of the Issuer Trust (the "Common Securities" and, together with the Capital Securities, the "Trust Securities"). The Issuer Trust has been created under Delaware law pursuant to the filing of a Certificate of Trust (the "Certificate of Trust") with the Secretary of State of the State of Delaware and, at the time of issuance of Trust Securities, will be governed by an Amended and Restated Trust Agreement (the "Trust Agreement") among the Company, as depositor, The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee") (collectively, the "Issuer Trustees"), and the Administrators (as defined below) and the holders from time to time of the Trust Securities. The Company, as holder of the Common Securities of the Issuer Trust, has appointed the Issuer Trustees and two individuals who are employees or officers of or affiliated with the Company to act as administrators with respect to the Issuer Trust (the "Administrators"). The Bank of New York, as Property Trustee, will act as Indenture Trustee for the purposes of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     The Company and the Issuer Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to, among other securities, the Capital Securities, the Junior Subordinated Debentures and the Guarantee (collectively, the "Securities") and has filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement (in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company and the Issuer Trust to meet requests of purchasers pursuant to Rule 173 under the Securities Act), the "Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement. The term "Registration Statement" means the registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act. The term "Basic Prospectus" means the prospectus, dated ____, 200_, relating to the Securities included in the Registration Statement, in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company and the Issuer Trust to meet requests of purchasers pursuant to Rule 173 under the Securities Act). The term "Prospectus" means the Basic Prospectus as supplemented by the Prospectus Supplement. The term "preliminary prospectus" means any preliminary form of the Prospectus. For purposes of this Agreement, the term "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act. The term "Time of Sale Prospectus" means the Basic Prospectus and the preliminary prospectus together with the free writing prospectuses, if any, and the other documents or information identified in
Schedule I hereto. The term "broadly available road show" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "Basic Prospectus," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus or any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the


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Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference therein.

     1. Representations and Warranties. Each of the Company and the Issuer Trust jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) and the Company and the Issuer Trust are eligible to use the Registration Statement as an automatic shelf registration statement, and neither the Company nor the Issuer Trust has received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

          (b) Any preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (c) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date or the Option Closing Date (each as defined in Section 4), as the case may be, the Time of Sale Prospectus, as then amended or supplemented by the Company and the Issuer Trust, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,
     (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in


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


     the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein or (B) those parts of the Registration Statement that constitute the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of the trustees referred to in the Registration Statement.

          (d) Neither the Company nor the Issuer Trust is an "ineligible issuer" in connection with the offering of the Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company or the Issuer Trust is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company or the Issuer Trust has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company or the Issuer Trust complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to you before first use, each of the Company and the Issuer Trust has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

          (e) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

          (f) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole; all of the issued shares of capital stock of each consolidated subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.


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


          (g) The Issuer Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, is a "grantor trust" for Federal income tax purposes, has the power and authority to conduct its business as presently conducted and as described in the Time of Sale Prospectus and is not required to be authorized to do business in any other jurisdiction.

          (h) This Agreement has been duly authorized, executed and delivered by each of the Issuer Trust and the Company.

          (i) The Junior Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

          (j) The Junior Subordinated Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Junior Subordinated Debt Indenture and delivered and paid for as described in the Time of Sale Prospectus, will be entitled to the benefits of the Junior Subordinated Debt Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

          (k) The Guarantee has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery by the Guarantee Trustee), will, as of the Closing Date or the Option Closing Date (each as defined in Section 4), as the case may be, be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

          (l) The Trust Agreement has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery thereof by each party thereto other than the Company), will, as of the Closing Date or the Option Closing Date (each as defined in Section 4), as the case may be, be a valid and binding agreement of the Company, the Issuer Trustees and the Administrators, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability and except as rights to indemnification may be limited under applicable law.

          (m) The Capital Securities have been duly authorized by the Trust Agreement and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of


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     the Issuer Trust, and the issuance of such Capital Securities will not be subject to any preemptive or similar rights. Holders of the Capital Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Common Securities of the Issuer Trust have been duly authorized by the Trust Agreement and, when issued and delivered to the Company against payment therefor as described in the Time of Sale Prospectus, will be validly issued undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Common Securities will not be subject to any preemptive rights.

          (n) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Junior Subordinated Debt Indenture, the Trust Agreement, the Guarantee and the Junior Subordinated Debentures will not contravene any provision of applicable law, the Trust Agreement or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Junior Subordinated Debt Indenture, the Trust Agreement, the Guarantee and the Junior Subordinated Debentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; provided, however, that no representation is made as to whether the purchase of the Securities constitutes a "prohibited transaction" under
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

          (o) The execution and delivery by the Issuer Trust of, and the performance by the Issuer Trust of its obligations under, this Agreement will not contravene any provision of applicable law or the Trust Agreement or any agreement or other instrument binding upon the Issuer Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer Trust of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; provided however, that no representation is made as to whether the purchase of the Capital Securities constitutes a "prohibited transaction" under 406 of the Employment Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

          (p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.


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


          (q) There are no legal or governmental proceedings pending or threatened to which the Issuer Trust or the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Issuer Trust or the Company or any of its consolidated subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Issuer Trust or the Company and its consolidated subsidiaries, taken as a whole, or on the power or ability of the Issuer Trust or the Company to perform its obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (r) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules of the Commission thereunder.

          (s) Neither the Issuer Trust nor the Company is, and after giving effect to the offering and sale of the Capital Securities and the application of the proceeds thereof as described in the Prospectus neither will be, required to register as an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

          (t) Each of the Issuer Trust and the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

          (u) Morgan Stanley DW Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

          (v) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.


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          (w) Each of the Company and the Issuer Trust has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     2. Agreements to Sell and Purchase. The Issuer Trust hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuer Trust the respective number of Firm Capital Securities set forth in
Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto; provided, that the Company shall pay to the Underwriters compensation equal to $_____ per Firm Capital Security.

     In addition, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions set forth herein, the Issuer Trust hereby agrees to sell to the Underwriters the Additional Capital Securities and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to the respective number of Additional Capital Securities identified in Schedule I hereto at the purchase price set forth in
Schedule I hereto; provided, that the Company shall pay to the Underwriters compensation equal to $_____ per Additional Capital Security. Additional Capital Securities may be purchased as provided herein solely for the purpose of covering over-allotments made in connection with the offering of the Firm Capital Securities. If any Additional Capital Securities are to be purchased, each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase the number of Additional Capital Securities (subject to such adjustments to eliminate fractional Additional Capital Securities as you may determine) that bears the same proportion to the total number of Additional Capital Securities to be purchased as the number of Firm Capital Securities set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Capital Securities.

     3. Public Offering. The Issuer Trust and the Company are advised by you that the Underwriters propose to make a public offering of their respective portions of the Capital Securities as soon after this Agreement has become effective as in your judgment is advisable. The Issuer Trust and the Company are further advised by you that the Capital Securities are to be offered to the public upon the terms set forth in the Prospectus.

     4. Purchase and Delivery. Payment for the Firm Capital Securities shall be made to the Issuer Trust in Federal or other funds immediately available in New York City at the closing time and place set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated by you in writing. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Capital Securities shall be made to the Issuer Trust in Federal or other funds immediately available in New York City at the closing place referred to above on such date of your determination (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from you to the Company, on behalf of the Underwriters, to purchase a number, specified in said notice, of


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Additional Capital Securities, or on such other date as shall be designated in writing by you. In any event, such payment date shall be not later than __________, 20__. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The notice of the determination to exercise the option to purchase Additional Capital Securities and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

     Payment for the Firm Capital Securities or any Additional Capital Securities shall be made against delivery to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, of the Firm Capital Securities or any Additional Capital Securities, as the case may be, registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of the Firm Capital Securities or any Additional Capital Securities, as the case may be, to the Underwriters duly paid.

     It is understood that substantially contemporaneously with the closing of the sale of any Additional Capital Securities to the Underwriters, (i) the Issuer Trust shall issue additional Common Securities to the Company (the "Additional Common Securities"), (ii) the Company and The Bank of New York, as Trustee, acting pursuant to a Junior Subordinated Indenture dated as of October 1, 2004, shall provide for the issuance of Junior Subordinated Debentures having a principal amount equal to the aggregate liquidation amount of such Additional Capital Securities and Additional Common Securities and (iii) the Company shall sell such Junior Subordinated Debentures to the Issuer Trust and the Issuer Trust shall purchase such Junior Subordinated Debentures with proceeds of the sale of such Additional Capital Securities to the Underwriters and of such Additional Common Securities to the Company.

     5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer Trust or the Company and its consolidated subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.


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


          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, and a certificate, dated the Closing Date and signed by an Administrator of the Issuer Trust:

          (i) to the effect set forth in clause (a)(i) above (in the case of the certificate signed by an executive officer of the Company); and

          (ii) to the effect that the representations and warranties of the Company (in the case of the certificate signed by an executive officer of the Company) and the Issuer Trust (in the case of the certificate signed by an Administrator of the Issuer Trust) contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Issuer Trust, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

     The executive officer or Administrator signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Company, or of other counsel satisfactory to you and who may be an officer of the Company, dated the Closing Date, to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (ii) each of Morgan Stanley DW Inc., Discover Bank, Morgan Stanley & Co. Incorporated and Morgan Stanley International Holdings Inc. (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iii) each of the Company and its Material Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iv) the Junior Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

          (v) the Junior Subordinated Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Junior Subordinated Debt Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Junior Subordinated Debt Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

          (vii) the Guarantee has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

          (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Junior Subordinated Debt Indenture, the Trust Agreement, the Guarantee and the Junior Subordinated Debentures will not contravene any provisions of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization, or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Junior Subordinated Debt Indenture, the Trust Agreement, the Guarantee and the Junior Subordinated Debentures, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; provided, however, that such counsel need not express an opinion as to whether the purchase of the Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

          (ix) the statements relating to legal matters, documents or proceedings included in (A) the Basic Prospectus under the captions "The Morgan Stanley Capital Trusts," "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantees" and "Plan of Distribution," (B) the Time of Sale Prospectus, if applicable, and the Prospectus Supplement under "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" and "Underwriters," (C) the Registration Statement under Item 15, (D) "Item 3. Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Time of Sale Prospectus and the Prospectus and (E) "Item 1. Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Time of Sale Prospectus and the Prospectus, in each case fairly summarize in all material respects such matters, documents or proceedings;

          (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries or the Issuer Trust is a party or to which any of the properties of the Company or any of its consolidated subsidiaries or the Issuer Trust is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required;

          (xi) neither the Company nor the Issuer Trust is, and after giving effect to the offering and sale of the Capital Securities and the application of the proceeds thereof as described in the Prospectus neither will be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xii) such counsel is of the opinion ascribed to it under the caption "United States Federal Income Tax Consequences" in the Time of Sale Prospectus, if applicable, and the Prospectus Supplement; and

          (xiii) (A) in the opinion of such counsel (1) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute the Forms T-1, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) any part of the Registration Statement, when such part became effective (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) on the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (4) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(iv), 5(c)(v), 5(c)(vi), 5(c)(vii) and 5(c)(ix) (but only as to statements in the Basic Prospectus under "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantees" and "Plan of Distribution" and in the Time of Sale Prospectus (if applicable) and the Prospectus Supplement under "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" and "Underwriters"), and Sections 5(c)(xiii)(A)(2), 5(c)(xiii)(B)(2), 5(c)(xiii)(B)(3) and
     5(c)(xiii)(B)(4) above.

     With respect to Section 5(c)(xiii) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and belief are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 5(c)(xiii) above, Sidley Austin LLP and, if Davis Polk & Wardwell is giving such opinion, Davis Polk & Wardwell (i) may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus, the Prospectus, the preliminary prospectus supplement, if any, any free writing prospectuses identified as part of the Time of Sale Prospectus in Schedule I hereto, the Prospectus Supplement and any amendments or supplements thereto (but not including documents incorporated therein by reference) and upon review and discussion of the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus (including documents incorporated therein by reference), but are without independent check or verification, except as specified, and (ii) need express no opinion or belief as to the conveyance of the Time of Sale Prospectus or the information contained therein to investors.

          (e) The opinion of Davis Polk & Wardwell, or any other outside counsel for the Company, described in Section 5(c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (f) The Underwriters shall have received on the Closing Date an opinion dated the Closing Date of Richards, Layton & Finger, PA, special Delaware counsel for the Issuer Trust and the Company, or of other counsel satisfactory to the Manager, to the effect that:

          (i) the Issuer Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and, under the Trust Agreement and the Delaware Statutory Trust Act, has the trust power and authority to conduct its business, all as described in the Registration Statement and Time of Sale Prospectus;

          (ii) assuming due authorization, execution and delivery of the Trust Agreement by the Company, the Administrators and the Issuer Trustee, the Trust Agreement is a legal, valid and binding agreement of the Company, the Administrators and the Issuer Trustee and is enforceable against the Company, the Administrators and the Issuer Trustee, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally,
     (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

          (iii) under the Trust Agreement and the Delaware Statutory Trust Act, the execution and delivery of this Agreement by the Issuer Trust, and the performance by the Issuer Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Issuer Trust;

          (iv) the Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in such opinion, will be fully paid and nonassessable undivided beneficial interests in the assets of the Issuer Trust; the holders of Capital Securities, as beneficial owners of the Issuer Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (v) the Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Issuer Trust;

          (vi) under the Trust Agreement and the Delaware Statutory Trust Act, the issuance of the Trust Securities is not subject to preemptive rights;

          (vii) the statements in the Basic Prospectus under the caption "The Morgan Stanley Capital Trusts" and "Description of Capital Securities" and the statements in the Prospectus Supplement and, if applicable, the Time of Sale Prospectus under the captions "Morgan Stanley Capital Trust [ ]," "Description of Capital Securities" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as such statements constitute statements of Delaware law, are fairly presented;

          (viii) the issuance and the sale of the Trust Securities by the Issuer Trust, the execution, delivery and performance by the Issuer Trust of this Agreement, the consummation by the Issuer Trust of the transactions contemplated by this Agreement and compliance by the Issuer Trust with its obligations under this Agreement do not violate (A) the Certificate of Trust of the Issuer Trust or the Trust Agreement, or (B) any applicable Delaware law or Delaware administrative regulation;

          (ix) after due inquiry, limited to, and solely to the extent reflected on the second business day prior to the Closing Date, the results of computer searches of the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, such counsel does not know of any legal or governmental proceeding pending against the Issuer Trust;

          (x) no authorization, approval, consent or order of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Issuer Trust solely in connection with the issuance and sale of the Trust Securities; and

          (xi) the Capital Security holders (other than those Capital Security holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer Trust, and the Issuer Trust will not be liable for any income tax imposed by the State of Delaware.

     In rendering such opinion, such counsel may note that holders of Trust Securities may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities, (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement and (iii) undertake to pay costs as a party litigant in any suit for the enforcement of any right or remedy under the Trust Agreement or against the Property Trustee, to the extent provided in the Trust Agreement.

          (g) The Underwriters shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Managers, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

     The several obligations of the Underwriters to purchase Additional Capital Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Issuer Trust and the Company, the due authorization and issuance of the Additional Capital Securities and other matters related to the issuance of the Additional Capital Securities.

     6. Covenants of the Company and the Issuer Trust. Each of the Company and the Issuer Trust covenants with each Underwriter as follows:

          (a) To furnish to you without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

          (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company or the Issuer Trust and not to use or refer to any proposed free writing prospectus to which you reasonably object.

          (d) Not to take any action that would result in an Underwriter or the Company or the Issuer Trust being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Capital Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition shall exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company's expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

          (f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission, and furnish, at the Company's own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

          (g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (h) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company's and the Issuer Trust's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's and the Issuer Trust's counsel and the Company's and the Issuer Trust's accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company or the Issuer Trust and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, [(vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to listing the Securities on the New York Stock Exchange,] (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and charges of any trustee, transfer agent, registrar or depositary, (ix) the costs and expenses of the Company or the Issuer Trust relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company or the Issuer Trust, travel and lodging expenses of the representatives and officers of the Company and the Issuer Trust and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and
     (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Issuer Trust hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution," and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

          (j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Capital Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Capital Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

          (k) During the period beginning on the date hereof and continuing to and including the Closing Date, and without the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any securities of the Company or the Issuer Trust that are substantially similar to the Capital Securities (other than (x) the Securities, (y) commercial paper issued in the ordinary course of business or (z) securities or warrants permitted with the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any transactions described above are to be settled by securities, in cash or otherwise, except in the offering.

          (l) To prepare, if the Managers so request, a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by you, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Capital Securities.

     7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company and the Issuer Trust not to take any action that would result in the Company or the Issuer Trust being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company or the Issuer Trust thereunder, but for the action of the Underwriter.

     8. Indemnification and Contribution. (a) Each of the Company and the Issuer Trust jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company or Issuer Trust information that the Company or the Issuer Trust has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company or the Issuer Trust in writing by such Underwriter through you expressly for use therein.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer Trust, the Issuer Trustees, the Administrators, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuer Trust or Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Issuer Trust to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the Issuer Trust in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this
Section 8 as set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company and the Issuer Trust, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party; unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Junior Subordinated Debentures (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Capital Securities as set forth in the Prospectus. The relative fault of the Company and the Issuer Trust on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Issuer Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Capital Securities they have purchased hereunder, and not joint.

     (e) The Company, the Issuer Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Issuer Trust contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company or the Issuer Trust, the officers or directors of the Company or the Issuer Trust or any person controlling the Company or the Issuer Trust and (iii) acceptance of and payment for any of the Capital Securities.

     9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company if, after the execution and delivery of this Agreement and prior to the Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or any Issuer Trust shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States [or other relevant jurisdiction] shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State [or relevant foreign country(1)] authorities or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets (or, if the Securities are denominated in a currency other than U.S. dollars, any change in currency exchange rates or controls) or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Capital Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

     10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Capital Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Capital Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Capital Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate number of Firm Capital Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Capital Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Capital Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Capital Securities and the aggregate number of Firm Capital

--------------------
(1) Include if transaction involves offshore settlement.

Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Capital Securities to be purchased, and arrangements satisfactory to you and the Company and the Issuer Trust for the purchase of such Firm Capital Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Issuer Trust. In any such case either you or the Company or the Issuer Trust shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Capital Securities and the aggregate number of Additional Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Capital Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation to purchase Additional Capital Securities or (ii) purchase not less than the number of Additional Capital Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Issuer Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Issuer Trust shall be unable to perform its obligations under this Agreement, the Company and the Issuer Trust jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Issuer Trust and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

     (b) Each of the Issuer Trust and the Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company, the Issuer Trust or any other person, (ii) the Underwriters owe the Company and the Issuer Trust only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company and the Issuer Trust. Each of the Company and the Issuer Trust waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

     12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company or the Issuer Trust shall be delivered, mailed or sent to the address set forth in
Schedule I hereto.

                                             Very truly yours,

                                             MORGAN STANLEY CAPITAL TRUST [    ]
                                             By:  Morgan Stanley, as Depositor


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             MORGAN STANLEY


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted as of the date hereof

[NAME[S] OF [CO-]MANAGER[S]]

Acting severally on behalf of [itself][themselves] and the several Underwriters named in Schedule II hereto

By:      [Name[s] of [Co-]Manager[s]]


By:
    ------------------------------------
    Name:
    Title:

                                                                      SCHEDULE I


Managers:                                    [Morgan Stanley & Co. Incorporated/
                                             Morgan Stanley & Co. International
                                             Limited]
                                             [additional Managers]

  Manager authorized to release lock-up under
     Section 6(k): [Morgan Stanley & Co.
     Incorporated/Morgan Stanley & Co.
     International Limited]
  Manager authorized to appoint counsel under
     Section 8(c): [Morgan Stanley & Co.
     Incorporated/Morgan Stanley & Co.
     International Limited]

Registration Statement File No.:             333-_______

Time of Sale Prospectus:                     A.  Basic Prospectus dated _______,
                                                 20__

                                             B.  preliminary prospectus dated
                                                 __________, 20__ relating to
                                                 the Securities

                                             C.  [free writing prospectus
                                                 containing a description of
                                                 terms that does not reflect
                                                 final terms, if the Time of
                                                 Sale Prospectus does not
                                                 include a final term sheet]

                                             D.  [Identify all free writing
                                                 prospectuses filed by the
                                                 Company or the Issuer Trust
                                                 under Rule 433(d) of the
                                                 Securities Act]

                                             E.  [orally communicated pricing
                                                 information to be included on
                                                 Schedule I if a final term
                                                 sheet is not used]

Designation of the Series of Capital
Securities:                                  _____% Capital Securities

CUSIP/ISIN/Common Code:

Aggregate Number of Firm Capital
Securities:

Aggregate Number of Additional Capital       Up to _____
Securities:

Aggregate Number of Capital Securities
(if the Underwriters' over-allotment
option is exercised in full):

Purchase Price:                              $_____ per Capital Security, plus
                                             accumulated distributions, if any,
                                             from __________, 20__ to the date
                                             of payment and delivery

Price to Public:                             $_____

Underwriters' Compensation per Capital       $_____
Security:

Selling Concession per Capital Security:     $_____

Reallowance per Capital Security:            $_____

Form:                                        Book-entry

Other Terms:

     Maturity Date:

     Original Issue Date:

     Distribution Rate:                      ____% per annum, accruing from
                                             ________, 20__


     Distribution Payment Dates:

     Minimum Denominations:

     Redemption Provisions:

     Book-Entry Form:                        The Capital Securities will be
                                             issued in the form of one or more
                                             fully registered global securities
                                             certificates which will be
                                             deposited with, or on behalf of,
                                             The Depository Trust Company, New
                                             York, New York (the "Depositary")
                                             and registered in the name of Cede
                                             & Co., the Depositary's nominee.
                                             Beneficial interests
                                             in the capital securities will be
                                             represented through book-entry
                                             accounts of financial institutions
                                             acting on behalf of beneficial
                                             owners as direct and indirect
                                             participants in the Depositary.
                                             Investors may elect to hold
                                             interests in the capital securities
                                             represented by the registered
                                             global securities held by the
                                             Depositary through Clearstream
                                             Banking, societe anonyme
                                             ("Clearstream"), or Euroclear Bank
                                             S.A./N.V. as operator of the
                                             Euroclear System (the "Euroclear
                                             operator") if they are participants
                                             of such systems, or indirectly
                                             through organizations which are
                                             participants in such systems.
                                             Clearstream and the Euroclear
                                             operator will hold interests on
                                             behalf of their participants
                                             through customers' securities
                                             accounts in Clearstream's and the
                                             Euroclear operator's names on the
                                             books of their respective
                                             depositaries, which in turn will
                                             hold such interests in customers'
                                             securities accounts in the
                                             depositaries' names on the books of
                                             the Depositary. The capital
                                             securities may be transferred, in
                                             whole and not in part, only to
                                             another nominee of the Depositary
                                             or to a successor to the Depositary
                                             or its nominee. The Capital
                                             Securities will not be issued in
                                             definitive form except in very
                                             limited circumstances described in
                                             the Time of Sale Prospectus and
                                             Prospectus Supplement.

Closing Date and Time:                       __________________, 20__ __:__ a.m.

Closing Location:                            Sidley Austin LLP
                                             787 Seventh Avenue
                                             New York, New York 10019

Address for Notices to Underwriters:

Address for Notices to the Company or
the Issuer Trust:

                                                                     SCHEDULE II


                                                                Number of Firm
                                                              Capital Securities
                       Underwriter                              To Be Purchased
                       -----------                            ------------------

[NAMES OF MANAGERS]......................................
[NAMES OF OTHER UNDERWRITERS]............................






                                                                ----------------
         Total...........................................
                                                                ================


                                      II-1